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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 2, 2005


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


              DELAWARE                   1-12202             93-1120873
  (State or other jurisdiction of      (Commission          (IRS Employer
           incorporation)              File Number)       Identification No.)

                 13710 FNB PARKWAY
                  OMAHA, NEBRASKA                             68154-5200
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


                      -------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P.'s press release, dated November 2, 2005, announcing Northern Border Partners, L.P.'s financial results for the quarter ended September 30, 2005, and earnings guidance for the remainder of 2005 and for 2006.

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         We expect Black Mesa Pipeline to be temporarily shut down upon expiration of our coal slurry transportation contract on December 31, 2005. The Mohave Generating Station (Mohave) co-owners, the Hopi Tribe, the Navajo Nation, Peabody Western Coal Company and other interested parties continue to negotiate water and coal supply issues. Black Mesa is working to resolve coal slurry transportation issues so that operations may resume in the future. If there are successful resolutions of all of these issues and the project receives a favorable Environmental Impact Statement, we believe our coal slurry pipeline will be modified and reconstructed in late 2008 and 2009. We anticipate that the capital expenditures for the Black Mesa refurbishment project will be in the range of $175 million to $200 million, which will be supported by revenues from a new transportation contract.

         We expect to incur temporary shut down and stand by cash costs of up to $11.5 million, which include:


                                                         Dollars in Millions
               Severance (one time cost)                        $0.8

               Pension Plan Termination                          3.5
               (includes $1.0 previously reserved)

               On-going Expenses (to 2008)                     3.7-7.2
                                                             -----------
               Total                                         $8.0 - 11.5

         If the issues are not resolved and the Mohave is permanently closed, we expect to incur pipeline removal and remediation costs of approximately $2 million to $4 million, net of salvage, and to take a non-cash impairment charge of approximately $12 million related to goodwill and the remaining undepreciated cost of the pipeline. The costs associated with permanent shut down are pre-tax and do not consider tax implications. Depending on how negotiations progress and in accordance with accounting rules an impairment charge may be required prior to final resolution of the issues concerning Mohave even though the project may ultimately proceed.

ITEM 7.01  REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P.'s press release, dated November 2, 2005, announcing Northern Border Partners, L.P.'s financial results for the quarter ended September 30, 2005, and earnings guidance for the remainder of 2005 and for 2006.

ITEM 8.01  OTHER EVENTS.

UPDATE ON THE IMPACT OF ENRON'S CHAPTER 11 FILING ON OUR BUSINESS

         Please refer to our Form 10-K for the year ended December 31, 2004 ("2004 10-K"), and our Form 10-Q for the quarter ended March 31, 2005 ("First Quarter 10-Q"), "Management's Discussion and Analysis of Financial Condition and Results of Operations-Update On The Impact of Enron's Chapter 11 Filing On Our Business" regarding the bankruptcy claims held by Northern Border Pipeline Company, Crestone Gas Gathering, and Bear Paw Energy, LLC against Enron Corp., and/or Enron North America Corp. ("ENA") (the "Claims"). We reported that settlement agreements had been entered into and approved by the bankruptcy court for certain of the Claims.
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         In June 2005, Northern Border Pipeline Company, Crestone Gathering
Services, a wholly-owned subsidiary of Crestone Energy Ventures, and Bear Paw Energy, LLC executed term sheets with a third party for the sale of the Claims held against Enron and ENA. Proceeds from the sale of the Claims are expected to be $14.6 million of which $14.0 million have been received. In the third quarter of 2005, Northern Border Pipeline recognized revenue of $9.4 million ($6.6 million, net to the Partnership) as a result of the sale.

BIGHORN GAS GATHERING PREFERRED A SETTLEMENT

         During third quarter 2005, we recognized $5.4 million from a settlement related to a special income allocation from Bighorn Gas Gathering. The settlement with our partner in Bighorn eliminates provisions of the joint venture agreement that provided for cash flow incentives based on well connections. Therefore, in the future, we will receive its distributions and earnings based on our 49 percent ownership interest in Bighorn Gas Gathering.

FORWARD-LOOKING STATEMENT
-------------------------
The statements above that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Although we believe that our expectations regarding future events are based on reasonable assumptions within the bounds of our knowledge of our business, we can give no assurance that our goals will be achieved or that our expectations regarding future developments will be realized. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include:

         o renewal of the coal slurry pipeline transportation contract under reasonable terms;

         o   the impact of a potential impairment charge related to Black Mesa.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1 Northern Border Partners, L.P. press release dated November 2, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORTHERN BORDER PARTNERS, L.P.

Date:  November 2, 2005                     By: /s/ Jerry L. Peters
                                                --------------------------------
                                            Name:   Jerry L. Peters
                                            Title:  Chief Financial and
                                                    Accounting Officer



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                                  EXHIBIT INDEX

     Exhibit 99.1 --  Northern Border Partners, L.P. press release dated
                      November 2, 2005.